Supplement dated April 18, 2016
to the Statement of Additional Information (the SAI), as supplemented, dated March 1, 2016, for the following fund:
Fund
Columbia Funds Series Trust II
Columbia AMT-Free Tax-Exempt Bond Fund
Effective on or about April 18, 2016 (the Effective Date), the name of the above mentioned Fund is changed to Columbia Strategic Municipal Income Fund. Accordingly, on such date, all references to Columbia AMT-Free Tax-Exempt Bond Fund are hereby deleted and replaced with Columbia Strategic Municipal Income Fund.
Additionally, on the Effective Date, the changes described in this supplement are hereby made to the SAI.
Footnote (a) to the table under the caption "Fundamental Policies" in the "Fundamental and Non-Fundamental Investment Policies" section of the SAI, and any references to footnote (a) within the same table, are hereby deleted.
The rest of the section remains the same.
The information under the subsection "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal period ending July 31
Strategic Municipal Income Fund	Catherine Stienstra	4 RICs 3 PIVs 4 other accounts	$3.01 billion $1.68 billion $14.84 million	None	$100,001 – $500,000(b)	(2)	(6)
	Chad Farrington(j)	2 RICs 10 other accounts	$930.74 million $161.88 million	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.
(j)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of February 29, 2016.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP915_00_020_(04/16)